AEGION

We protect pipe.

Oppenheimer 8th Annual
Industrial Growth Summit

May 15, 2013

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission under the name Aegion Corporation on February 27, 2013 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, the Insituform® logo, InsituMain®, United Pipeline Systems®, Tite Liner®, Bayou Companies™, Corrpro®, Fibrwrap®, Tyfo® Fibrwrap®, Fyfe™ and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

At Aegion, We Protect Infrastructure — Primarily Pipelines

PIPELINES

> 90% (of 2012 Revenues)

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining



ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
LINERS
INTERNAL COATING
CONCRETE COATING
CATHODIC PROTECTION
FIBER POLYMER

COMMERCIAL STRUCTURES

< 10% (of 2012 Revenues)

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels



FIBER POLYMER
FIBER POLYMER

Aegion is a sustainable growth and return oriented company dedicated to being the global leader in infrastructure protection

Aegion Participates in Key Global End Markets

Energy & Mining
Growth Outlook: Moderate to High



Pipeline Protection

- Strong energy demand sustaining commodity prices and capital spend
- Pipeline protection aided by regulatory/environmental concerns
- Strong market opportunities:
  - Gulf of Mexico
  - Canadian oil sands
  - North America shale plays
  - Middle East pipeline growth
  - Asia-Pacific economic growth

Commercial & Structural
Growth Outlook: High



Rehabilitation and Strengthening

- Fast growing commercial rehabilitation market
- North America addressable market[1]:
  - 2012: $650 million
  - 2016: > $1.5 billion
- Significant market potential in Asia and Latin America
- Fyfe™/Fibrwrap® driving conversion from traditional rehabilitation methods
- Strong need for force protection (seismic/anti-terrorism)

[1] *IBIS Global Reports, May 2011 and Company Estimates*

Water & Wastewater
Growth Outlook: Low to Moderate



Rehabilitation Linings

- Insituform® is the global leader in trenchless cured-in-place rehabilitation and is well-positioned to execute under any market condition
- Global infrastructure needs are immense
- Municipal spending over the near term appears to be stable with constraints from US and European economic conditions
- Asia-Pacific can be a growth market for Insituform® technologies and services

We protect pipe. AEGION

What Is It We Do Well?

Structural Integrity

- Pipe, commercial building and other asset rehabilitation and strengthening
- Unmatched experience in extending average asset design life
- High quality, long lasting performance

Market Expertise

- Understand the dynamics of municipal, energy and mining industries
- Strong brand recognition supports expansion of newer technologies into new markets
- Strong customer relationships and global reach brings solid foundation/platform for international growth

Corrosion and Abrasion Protection

- Non-disruptive technologies and services
- High-density polyethylene (HDPE) pipelining system for energy and mining pipelines
- Front-end engineering design, monitoring, and construction using cathodic protection technologies
- Base and specialized pipeline coatings and insulation services
- Cured-in-Place Pipe (CIPP) solutions for water/wastewater pipelines

Manufacturing

- Emphasis on product development and intellectual property
- Proprietary resin and epoxy formulations
- Manufacturing engineered solutions
- Custom design manufacturing and installation equipment for quality results
- ISO certified processes



ENERGY & MINING
COMMERCIAL & STRUCTURAL
WATER & WASTEWATER
STRUCTURAL INTEGRITY
MARKET EXPERTISE
CORROSION AND ABRASION PROTECTION
MANUFACTURING

We protect pipe. | AEGION

Diversification Strategy Provides Margin Expansion Opportunities

Higher Margin Technologies Drive Growth



Stable
Growth
High Growth
Gross Margin Profile
60%
50%
40%
30%
20%
10%
Insituform
North American W&W
International W&W
corrpro
Acquired Price P/EBITDA 1
March '09 $92M 5x to 6x
BAYOU
Acquired Price P/EBITDA 1
February '09 $125M 5x to 6x
CRTS
Acquired Price P/EBITDA 1
June '11 $39M 5x to 6x
FYFE FIBRWRAP
Acquired Price P/EBITDA 1
North America: August '11 $116M 10x to 11x
Latin America /Asia: January and April '12 $44M 10x to 11x
united
1 Previous 12 month data at the time of acquisition

2012 Gross Profit Profile



Energy & Mining
Water & Wastewater
Commercial & Structural
15%
33%
52%

2012 Revenue Mix Profile



Municipal Water and Wastewater
Industrial Contracting
Manufacturing
Licensing/Royalties
Coating and Related
Structural
Engineering and Consulting
16%
7%
11%
0.4%
7%
20%
38%

Typically over 40% of Energy & Mining revenues are from recurring maintenance activities

We protect pipe. | AEGION

Energy & Mining Has Powerful Pipe Protection Products



TITE LINER®
CRTS ROBOTICS
INTERNAL COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
CATHODIC PROTECTION

United Pipeline Systems

Products: High Density Polyethylene (HDPE)
Advantage: Proprietary and efficient installation methods
Geography: North & South America, Middle East, North Africa, Australia
Competitors: Unprotected steel, minimal protection coatings or linings and exotic metals or thicker linings

MARKET DYNAMICS

Strong commodity pricing driving increased global spending

Increasing international presence

Coating Services

Products: CRTS robotics for offshore internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; onshore field coatings
Advantage: Cost savings from fast and efficient patented offshore robotics technology
Geography: North & South America, Middle East
Offshore Competitors: No coatings or onshore application

MARKET DYNAMICS

Global offshore market pipeline development

Fulfills a need for a highly efficient coating application

Bayou Companies

Products: FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt
Advantage: Full service facilities in Southern US and Canada
Geography: North America, Gulf of Mexico
Competitors: Bredero Shaw, pipe mills producing small diameter pipe

MARKET DYNAMICS

Gulf of Mexico/Transcontinental pipeline development

US shale plays/Canadian oil sands

Corrpro

Products: Engineering design, maintenance, monitoring and installation of cathodic protection systems
Advantage: Industry leader in corrosion prevention with significant scale
Geography: North America, Middle East
Competitors: Numerous small companies

MARKET DYNAMICS

Global pipeline development/ Maintenance

Regulations increase spending

Strong Demand for Energy Drives Expected Near Term Pipeline Spend

Global E&P Spending Outlook



Capital Spending ($ in Millions)
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Actual
Estimate
13% CAGR
11% CAGR
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
US
Canada
Outside North America

Source: Barclays Capital, Global 2012 E&P Spending Outlook

Capital Spend Outlook

- Acceleration in worldwide spending led by increased international expenditures and growth in North America
- Large portion of capital spend will be on large-scale infrastructure projects, including ***pipelines***, LNG terminals and temporary fixed offshore platforms
- Expenditures will also include maintenance of existing oil and gas facilities and ***pipelines***
- Current global economic uncertainty does not appear to impact longer term fundamentals in a material way

Global Offshore Production Increasing



Oil Production (000 b/d)
12,000
10,000
8,000
6,000
4,000
2,000
-
Brazil
Angola
Nigeria
US GOM
Others
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Source: Wood Mackenzie

Offshore Outlook

- Expected demand and resulting high oil prices have funded more expensive development of oil and natural gas resources
- Deep water development is expected to represent a significant portion of future production

We protect pipe. | AEGION

Energy & Mining Technologies Help to Protect and Extend Pipeline Useful Life

$1.4 Trillion Global Pipeline CAPEX 2012-2017



North America
Central and South America
Australia
Middle East
77%
16%
5%
3%

Sources: Pipeline & Gas Journal 2012 Worldwide Pipeline Construction Report; Oil & Gas Journal Vol-110 Issue 3

Pipeline Spend Outlook

- Pipeline expenditures in North America are expected to be 15% of total expenditures from exploration and production of shale gas
- Expenditures in Central and South America will be largely for offshore projects in Peru, Colombia, Brazil, Mexico and other countries
- 83% of the expected Middle East spend will be in pipeline construction, pump stations and equipment and line pipes

Full Suite of Technologies and Services for Pipe Protection

Corrosion Monitoring	High Interior Corrosive & Abrasive Flows	Interior and Exterior Corrosion	Welded Pipe Seams
corrpro	united	BAYOU	CRTS CCSI

Energy & Mining Can Access Powerful Markets

Establishing a Strong Presence in Sustained Capital Spend Markets



Pipeline Markets
Sustained
Developing
Emerging

We protect pipe. AEGION

Fibrwrap® Redefining Standards for Structural Rehabilitation

FYFE
An Aegion® Company



NSF Certified to NSF/ANSI 61

ICC ES ESR-2103

Fiber-Reinforced Polymer (FRP)

- A composite material consisting of fibers (carbon, e-glass, kevlar, etc.) in conjunction with a polymer resin system to form FRP
- Aegion owns the patented Tyfo® Fibrwrap® technology
- FRP materials have revolutionized the aerospace, automotive, marine and other commercial markets
- FRP composites capitalize on a high strength-to-weight ratio, low profile and inherent resistance to corrosive environments

Key End Markets



Pipeline Rehabilitation:
Rehabilitation and repair



Force Protection:
Primary and secondary events



Concrete Repair:
Complete restoration



Exterior and Interior Strengthening:
Restore lost capacity or increase structural strength

Fibrwrap® Opportunity into New Applications and Markets

Annual $200+ Million North American Fiber-Reinforced Polymer (FRP) Market


FRP SPEND=$200M+
22%
46%
19%
11%
2%
Buildings
Pipeline
Transportation
Waterfront
Industrial

Source: IBIS Global Reports, May 2011

North American Market Dynamics

- Current addressable market for Fibrwrap® is $650 million
- Expect market to expand to more than $1.5 billion by 2016
- Market growth through greater acceptance by commercial owners and engineering firms
- Fyfe™ focus is on pipelines, buildings, and transportation

Strategy / Approach

North America

1. Investment to support accelerated conversion from traditional methods through account management strategies
2. Seize opportunity to capture seismic and force protection opportunities, especially in federal buildings
3. Invest for innovation to maintain patents and open new markets with new products

Asia-Pacific

1. Fyfe Asia gives Aegion access to key cities in the region including Hong Kong and Singapore
2. Seismic reinforcement in Pacific rim represents a prime opportunity, especially in Japan and Indonesia
3. Collaborate with Insituform® Asia-Pacific to introduce Fibrwrap® in Australia

Latin American Strategy

1. Focus on bridge and building markets where Fibrwrap® meets a critical rehabilitation need
2. Market opportunities exist over time in key countries such as Mexico and Brazil

We protect pipe. AEGION®

Water & Wastewater Platform Positioned to Adapt to Market Conditions for Consistency and Cash Generation







NORTH AMERICA WATER & WASTEWATER

MARKET OPPORTUNITIES

1. US market has stabilized with local pockets of growth
2. Modest margin expansion through enhanced project management and bidding discipline
3. Anticipated execution of several large projects leads to topline growth in 2013

INTERNATIONAL WATER & WASTEWATER

Europe

1. Remain agile in a challenging economic environment
2. Focus contracting activities in stable markets such as the Netherlands, UK, and France
3. Expand higher margin third party product sales in Eastern Europe and in some Western European countries such as Spain

Asia-Pacific

1. Successfully complete the first of several work releases for the contracts in Malaysia. Tap into potential for wastewater pipeline rehabilitation over the next 5 years
2. Execute contract awards in Brisbane and continue to expand Insituform® presence in markets outside Sydney
3. Opportunistically bid on emerging CIPP specified projects in India
4. Expand third-party product sales across the region

Strong End Markets Drive Aegion's 2013 Guidance

Organic Non-GAAP Earnings per Share Growth[1]



$1.60 to $1.80
$0.86
$1.04
$1.54
$0.93
$1.40
2008
2009
2010
2011
2012
2013F

[1] *See reconciliation of non-GAAP measures in the Appendix*

- Energy & Mining backlog and bid table support expected growth in 2013 primarily in North America, Middle East and South America
- Commercial & Structural platform well positioned for growth in the remainder of 2013 from current hard and soft backlog and increased proposal activity in North America and Asia-Pacific
- Strong backlog and recent sales acquisitions support revenue growth for the North American Water & Wastewater platform
- First quarter results indicate a more stable outlook in Europe
- Asia-Pacific remains on track for return to profitability

Improving ROIC Trend Continues in 2013



9% to 10%
6.4%
6.7%
9.0%
5.7%
7.4%
2008
2009
2010
2011
2012
2013F

- Expected earnings growth in 2013 is the primary contributor to the increase in ROIC
- Improvements in working capital management to further lower DSOs

Expected Strong Cash Generation in 2013



(In $ millions)
$42
$58
$53
$23
$111
>$100
2008
2009
2010
2011
2012
2013F

- Greater than $100 million in cash from operations from earnings growth and improved working capital management
- Capital expenditures expected to be around $35 million
- New $10 million share repurchase authorization to be completed in the remainder of 2013
- Completed $5 million authorization in April 2013
- $28 million debt repayment in 2013 per terms of credit facility agreement

We protect pipe. | AEGION

Delays in First Quarter Now Favor Greater Earnings Generation in the Second Half of 2013

Fourth Quarter

- CRTS/WASIT project continues
- Traditional strong quarter for Corrpro and Commercial & Structural
- Seasonal draw down of North American Water & Wastewater
- Largest contribution from International Water & Wastewater (Europe and Asia-Pacific)

First Quarter

- Severe winter weather in key regions of North America as well as customer-directed rescheduling delayed project activity
- Plans in place to recover from the slower than expected start across North American Water & Wastewater, Commercial & Structural and Energy & Mining



Fourth Quarter
First Quarter
2013 Earnings Seasonality
Third Quarter
Second Quarter

Third Quarter

- CRTS/WASIT project in full swing
- Summer/Fall weather drives peak North American Water & Wastewater and Commercial & Structural activity
- Continuation of project activity delayed in the first quarter across all three platforms

Anticipated to be the largest earnings quarter of the year based on timing of project activity

Second Quarter

- Seasonal North American Water & Wastewater projects ramp up—including delayed projects from the first quarter
- Corrpro and Commercial & Structural activity increases
- Asia-Pacific CIPP activity builds—primarily in Malaysia and Australia

Where We Are Going

AEGION'S PATH TO SUSTAINABLE GROWTH DEFINED BY DIVERSE TECHNOLOGIES AND SERVICES

- Energy & Mining and Commercial & Structural platforms key to sustainable growth outlook
- Integration efforts over time create synergies and further increase focus across all end markets
- Improving ROIC annually towards 15% target through expanding margins and earnings growth

Energy & Mining

Comprehensive Pipeline Protection

- **Corrpro:** Increase recurring revenue base through expanding pipeline integrity market in North America and the Middle East
  - → *Can serve as distribution platform for other Energy & Mining technologies through more than 300 alliances*
- **United Pipeline Systems:** Further expansion into the Middle East, South America, Mexico and Australia
  - → *Strong base in North America*
- Renewed activity in the Gulf of Mexico, strong markets in the Canadian oil sands and North America shale plays support **Bayou's** coating operations
- Introduce **CRTS** offshore robotics technology in targeted sustainable spend oil and gas markets

Commercial & Structural

Drive Conversion to Fibrwrap®

- **Fyfe North America** focused on building out engineering and sales capabilities in pipelines, buildings, transportation and concrete repair end markets
- **Fyfe Asia and Fyfe Latin America** offer international expansion opportunities in high potential markets
- **Invest** to establish a force protection market centered on seismic and blast protection capabilities

Water & Wastewater

Stability and Consistency

- **North America:** Stable US market allows for margin improvement through superior execution
- **Europe:** Complete route to market optimization between contracting, product licensing/distribution partnerships and direct third-party manufacturing sales
- **Asia-Pacific:**
  - → Expand presence in Brisbane, Melbourne and other markets outside Sydney
  - → Malaysia opens a new potential market
  - → Emerging bid table in India more focused on CIPP installation
  - → Outside Australia, execute each individual work release independently from a country's market potential or even the full value of contract awards

AEGION IS FINANCIALLY WELL POSITIONED TO SUPPORT OPPORTUNISTIC ACQUISITIONS AND STRATEGIC INVESTMENTS

We protect pipe. AEGION®

Appendix

Robust End Markets Drive Energy & Mining Growth in 2013



North America and Mexico

- Focus on higher margin services and solid backlog define strong outlook for Corrpro
- Tite Liner® backlog up 86% year-over-year (excluding Morocco project)
- Anticipate strong demand in the Canadian oil sands for Bayou in second half of 2013
- Large Bayou offshore coating project delayed into 2014
- Bayou Wasco insulation facility to complete qualification this summer; expect to begin coating activities as early as late 2013
- BTR joint venture off to a good start supporting southwestern shale projects

South America

- CRTS project activity in Chile, Brazil and Peru in 2013
- Solid market in Chile for Tite Liner® with growing opportunities in Brazil and Argentina beginning in 2013



Middle East and North Africa

- The Tite Liner® Morocco project expected to finish this summer as planned
    - Project activity continues to build in the Middle East with steady backlog of $35 million
- CRTS/WASIT project begins this summer
    - Pace of coating activity to be determined when project begins
- Corrpro activity increasing in Saudi Arabia and other countries in the region

2013 Energy & Mining Outlook

Revenues	Up low single digits
Operating Margins	11% to 12%
Corrpro Revenues	Up low- to mid-double digits
Corrpro Operating Margins	12% to 13% (before Corp Allocation)
United Pipeline Systems Revenues	Down mid-teens because of Morocco project in 2012

Contract Backlog

	3/31/13	12/31/12	3/31/12
Total	$207.7M	$243.8M	$255.2M
Without Morocco	$197.2M	$227.6M	$195.2M

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Stable End Markets Support Outlook for Higher Profits from Water & Wastewater Platform in 2013



North America

- North American Water & Wastewater (NAR) retains strong backlog
  - Strong March sales positive indicator for remainder of 2013 with large projects in apparent low bid stage
- Dallas Trinity River Authority project to be completed this spring
- $30.4 million multi-year Baltimore project to begin later this summer
- Project delays in the first quarter do not impact full year expectations



Europe

- Adequate backlog and improved third-party tube sales support stable outlook
- Contracting markets in Netherlands, U.K. and Spain remain favorable in the context of continued economic challenges



Asia-Pacific

- Installation activity for projects in Brisbane accelerating this spring
- Project activity in Malaysia proceeding as planned
- In the final stage of completing the last legacy project in Singapore with work to complete final inspections

Insituform

2013 Water & Wastewater Outlook

NAR Revenues	Up mid-to-high single digits
NAR Gross Margins	20% to 21%
NAR Operating Margins	High single digits
Europe Operating Income	$3 million to $4 million
Asia-Pacific Operating Income	Break-even to slight profit

Contract Backlog

	3/31/13	12/31/12	3/31/12
NAR	$172.2M	$185.0M	$132.5M
Int'l	$49.4M	$56.5M	$52.0M

We protect pipe. AEGION

Delays in the First Quarter Do Not Alter Favorable Outlook in 2013 for Commercial & Structural



Pipelines

- $21.4 million multi-year term contracts in Hong Kong and projects in Singapore provide solid foundation for Asia-Pacific region in 2013
- Growing proposal activity from dedicated new resources in North America support Commercial & Structural platform growth objectives in 2013
- Expect to complete projects delayed in the first quarter by year end



Buildings/Structures

- Increasing proposal activity in Latin America for opportunities in late 2013 into 2014
- Project activity expected to increase in the remainder of 2013 for North America though addition of new sales resources



Transportation

- First quarter delays for projects in the Northeastern US to be completed in second half of 2013
- Increasing proposal activity in Latin America has potential for opportunities in late 2013 or early 2014

FYFE
An Aegion® Company

2013 Commercial & Structural Outlook

Revenues	Approximately 30% growth
Gross Margins	40% or better
Operating Margins	Mid-teens (from mid-to-high teens because of accelerated investments)

Contract Backlog		
3/31/13	12/31/12	3/31/12
$49.4M	$50.8M	$19.3M

North America:

- **Soft backlog up 19% in the first quarter**
- **Line of sight to an additional $50 million in near term prospects**

We protect pipe. AEGION®

First Quarter 2013 Financial Summary

Selected Financial Results – Non-GAAP

(See non-GAAP reconciliation in the Appendix)

(in thousands, except margins and per share information)	1Q 2013	1Q 2012
Revenues	$ 231,652	$ 230,594
Gross Profit	47,059	52,684
Gross Margins	*20.3%*	*22.8%*
Operating Income	5,281	11,474
Operating Margins	*2.3%*	*5.0%*
North America Water & Wastewater	3,725	4,190
International Water & Wastewater	(1,163)	(2,078)
Energy & Mining	3,914	7,440
Commercial & Structural	(1,195)	1,922
Equity Earnings	902	652
Net Income (attributable to common shareholders)	$ 2,712	$ 7,285
Diluted Earnings-per-share	$ 0.07	$ 0.18

ADVERSE WEATHER AND CUSTOMER DIRECTED DELAYS IMPACTED PERFORMANCE IN THE SEASONALLY LOW FIRST QUARTER BUT NOT THE OUTLOOK FOR 2013

First Quarter Performance Can Be Highly Variable Because of Seasonal Low Activity and Weather

EARNINGS CONTRIBUTION IN THE FIRST QUARTER TYPICALLY AVERAGES ABOUT 10 PERCENT OF THE FULL-YEAR EXPECTED EARNINGS

① Customer Directed Delays

Commercial & Structural	• Largest impact in the quarter for the platform with several high margin projects rescheduled for later in 2013
Energy & Mining	• Two South American projects for CRTS - the primary projects in the quarter
	• Lower than expected profitability from the Tite Liner® Morocco project because of unexpected slowdown in pipe installation and lining activity

② Adverse Weather

North American Water & Wastewater	• Lost crew days increased by 61% from 2012, primarily in Western Canada and portions of the US Midwest - areas with highest project margin activity
Commercial & Structural	• Several transportation projects delayed in the Northeastern US
Energy & Mining	• Short-term production slowdown from soft ground conditions and lower maintenance demands in southern Canadian oil sands
International Water & Wastewater	• Weather conditions in the Queensland region delayed planned larger diameter work in Brisbane

③ Other Variances

Strong Performances

- Tite Liner® activity in Northern Canada, Western US and Middle East
- Strong performance from Corrpro—primarily from projects in the US Southwest
- Improved performance in Europe CIPP business
- Continuation of the large diameter Dallas TRA project and strong performance in the Eastern US for North American Water & Wastewater

Challenges

- Cost overruns from two Bayou welding operations projects
- Higher costs for warranty work associated with legacy CIPP projects in Singapore

We protect pipe. | AEGION®

Specific Actions Taken to Recover From Delays in the First Quarter

Energy & Mining

Project activity already picking up from delays

- Working with our customer to pick up the pace for lining installation for the Tite Liner® Morocco project
- CRTS projects in South America rescheduled for completion in the second half of 2013
- Bayou's coating operations in Canada already scheduling production activity for later this year

Commercial & Structural

Action plan in place to complete delayed projects by year end

- Projects delayed in the Northeastern US have been rescheduled for completion in the second half of 2013
- Customer-directed projects delayed in first quarter to be completed by year end
- Pace increasing for sales acquisition efforts in all key markets

North American Water & Wastewater

Enhanced project management key to efficiently recovering from delays

- Enhanced project management capabilities allow for integration of delayed projects without impacting upcoming installation activity
- Key projects delayed in the US Midwest to be completed by the end of the third quarter
- Activities in Western Canada to pick up in the second quarter

Aegion's Transformation Resulted in Significant Compounded Annual Growth since 2007 – Both Organic and Acquired

2007-2012 CAGR



-1.2%
66%
-10.0%
30.0%
70.0%

+16%
Revenues

2007-2012 CAGR



-0.9%
52%
-10.0%
10.0%
30.0%
50.0%

+20%
Gross Profit

2007-2012 CAGR



25%
44%
0.0%
20.0%
40.0%
60.0%

+44%
Operating Income (Non-GAAP)

Water and Wastewater

Energy and Mining

Commercial and Structural formed in 2011. Financials included in total but not segment comparisons

We protect pipe. | AEGION

Operating Margin Non-GAAP Reconciliation on Page A-9

Selected Business Segment Results

FIRST QUARTER 2013
(in millions, except margins)

	Revenues	Gross Profit	Gross Margins	Operating Income/(Loss)	Backlog 3/31/13
United Pipeline Systems	$ 33.2	$ 9.6	28.8%	N/A	$ 86.7
Corrpro	$ 51.3	$ 11.8	22.9%	N/A	$ 71.8
Bayou Coatings	$ 27.4	$ 2.0	7.3%	N/A	$ 22.5
CRTS	$ 2.4	$ (0.2)	(6.8)%	N/A	$ 26.7
European Water & Wastewater	$ 17.6	$ 3.8	21.6%	$ (0.1)	$ 23.5
Asia-Pacific Water & Wastewater	$ 8.9	$ 0.9	10.2%	$ (1.1)	$ 25.9

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands except for share information)

	First Quarter 2012					
	Consolidated Results		Acquisition-Related Expenses		Results Excluding Acquisition-Related Expenses	
Operating Expenses	$	41,785	$	(575)	$	41,210
Operating Income	$	10,899	$	575	$	11,474
Taxes on Income	$	2,483	$	14	$	2,497
Net Income (attributable to Aegion Corporation)	$	6,724	$	561	$	7,285
Diluted EPS	$	0.17	$	0.01	$	0.18

Operating Income

	Consolidated Results		Acquisition -Related Expenses		Restructuring Charges		Non-GAAP
2007	$	13,530	$	-	$	--	$13,500
2012	$	79,122	$	3,124	$	--	$ 82,246

Diluted Earnings Per Share

(from continuing operations)

	As Reported		Acquisition-Related Expenses		Restructuring Charges		Prior Debt Redemption Cost		Non-GAAP	
2009	$	0.81	$	0.13	$	0.10	$	--	$	1.04
2011	$	0.67	$	0.12	$	0.04	$	0.10	$	0.93
2012	$	1.33	$	0.07	$	--	$	--	$	1.40

We protect pipe. AEGION